Exhibit 10

                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT is entered into on August 2, 2003 by and between Bruce Ross ("Seller") and Safe Technologies International, Inc., a Delaware corporation ("Buyer") (collectively, the "Parties").

Seller owns all of the outstanding common stock (the "Shares") of ExpressAir Message, Inc, a California corporation (the "Company"). The Company is in the process of redomiciling in Nevada under the name of ExpressAir Logistics or ExpressAir Corp. The term "the Company" as used in this Agreement refers to the entity in its present form or as redomiciled in the jurisdiction and name chosen. Buyer wishes to purchase a sixty percent (60%) equity position in the Company, and Seller has agreed to sell to Buyer the number of shares necessary to make Buyer the owner of 60% of the outstanding shares of the Company (the "Shares").

THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereby agree as follows:

1. Purchase and Sale of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby sells the Shares to Buyer, and Buyer hereby purchases the Shares from Seller, free and clear of all liens, charges or encumbrances of any kind or nature whatsoever.

2. Purchase Price. The purchase price for the Shares is 5,000,000 shares of the common stock of Buyer. Seller acknowledges that the common stock of Buyer to be issued hereunder will be issued without registration under federal or state securities laws and, as a result, will be restricted stock. As restricted stock, the stock may not be sold or otherwise transferred without registration or an exemption therefrom, such as SEC Rule 144.

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3. Closing Deliveries. In order to evidence the transaction made by this
Agreement, the following items will be delivered as soon as possible after execution of this Agreement, not to exceed 30 days after the date hereof:

         a) Seller will transfer the Shares on the books of the Company and deliver to Buyer a certificate representing the Shares.

         b) Buyer will instruct its transfer agent to issue to Seller 5,000,000 shares of its common stock, and will deliver to Seller the certificate for such shares.

         c) Seller will appoint one person designated by Buyer to the Company's Board of Directors.

         d) Seller will provide Buyer with audited financial statements of the Company for the two most recently ended fiscal years, and unaudited financial statements for each fiscal quarter ended since the date of the last audited balance sheet. Seller will also deliver copies of the Company's asset schedule and schedule of contracts, which Buyer agrees to maintain in confidentiality.

         e) Seller will enter into an Employment Agreement with the Company for a term of five (5) years, for the position of President of the Company. Pursuant to the Employment Agreement, Seller will be responsible for all day to day operations of the Company, will establish appropriate budgets for the Company subject to the approval of the Company's Board of Directors, and will operate the Company on a full time basis, in accordance with good business practices, and subject to the direction of the Company's Board of Directors. If Seller wishes to resign his position as President of the Company, he will provide Buyer with not less than 120 days prior written notice, during which period Seller will seek out and train a replacement President. Seller will cause the Company to retain an additional officer capable of operating the Company in the event Seller becomes incapacitated and unable to fulfill his duties with the Company. Should Seller resign, die, become disabled, or otherwise become incapable of fulfilling his duties with the Company, Buyer will be entitled to choose Seller's successor as President of the Company.

         f) Buyer, at its expense, will prepare a Private Placement Memorandum for use in raising capital for the development and growth of the Company, subject to receiving the required business and financial information from the Company, and will assist the Company in raising the funding, on a best efforts basis.

4. Operation of the Company.

         a) Seller understands that Buyer is a publicly traded company, and is subject to SEC rules and regulations. Seller therefore agrees that the following procedures, relating to accounting, reporting and fiscal responsibility, will be maintained at all times by the Company. The Company will retain, at its expense, a part time bookkeeper who will prepare a monthly balance sheet and income statement that will be routinely forwarded to Buyer. The bookkeeper will be an accounting liason between the Company and Buyer's management in the preparation of Buyer's Quarterly and Annual Reports to be filed with the SEC.

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         b) Buyer agrees that it will not seek any dividends or other payments from the Company until the Company has attained annual profitable revenues of at least $4,000,000. Thereafter, unless the spinoff option (as provided for below) is exercised, Seller will join with Buyer in causing the Company to make periodic distributions to shareholders from operating profits, to the extent determined to be prudent by the Company's Board of Directors.

         c) Seller agrees that so long as Buyer holds more than 10% of the outstanding stock of the Company, Seller will vote his stock in the Company so as to elect one person designated by Buyer to the Company's Board of Directors, and that the number of Directors of the Company will not be more than five, with no more than three insiders and two independent directors, except as may be approved by Buyer.

         d) If at any time the Company is approached for an acquisition, merger or similar opportunity, Buyer and Seller agree to equitably and fairly consider the opportunity and viability of the opportunity for the Parties.

         e) The Company will afford Buyer and its accountants, attorneys, consultants, representatives, agents and employees, at all reasonable times, access to the Company' books, files, records and insurance policies for the purpose of audit, inspection and examination thereof, and will do everything reasonably necessary to enable Buyer to make a complete examination of the Company and the condition thereof. All information so obtained by Buyer and its representatives, agents, and employees shall be kept confidential.

5. Spinoff Option. At such time as the audited annual revenues of the Company reach $4,000,000, but not prior to eighteen (18) months from the date of this Agreement, Seller may elect to spin off the Company so as to create a separate publicly traded entity. Upon written notification by Seller to Buyer that he wishes to effect such a spinoff, Buyer will join with Seller in effecting such a spinoff. Immediately prior to the commencement of public trading in the Company's common stock, Buyer will surrender Shares to the Company for cancellation so as to reduce Buyer's Shares to 10% of the outstanding stock of the Company, and will distribute to its shareholders the Shares retained by Buyer. All expenses incurred in effecting the spinoff transaction (legal and accounting, etc.) will be borne by the Company, including reimbursement for Buyer's legal, accounting and other out-of-pocket expenses incurred in effecting the spinoff and providing the Company with information and assistance in connection with its efforts to become a public company. Expense reimbursements to Buyer will be made monthly upon presentation of appropriate evidence of the expense.

6. Failure to Achieve Revenues. If Seller is not able, for any reason, to cause the Company to achieve annual revenues of at least $4,000,000 within a five year period, Seller will surrender to the Company for cancellation shares equal to 10% of the then outstanding stock of the Company, to be used by the Company as part of an employment package to attract a new President. At such time, Seller will resign his position as President of the Company, but will retain the Company stock not surrendered for cancellation.

7. Representations and Warranties of Seller. Seller represents and warrants to the Buyer that each of the following items is true and correct:

         a) Good Standing. The Company is a corporation duly organized and existing and in good standing, and is duly authorized to carry on its business and to own and lease its properties as and in the places where such properties are now owned, leased or operated.

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         b) Title to Assets. The Company has good and marketable title to the assets described on the asset schedule to be delivered to Buyer, subject to existing mortgages, conditional sales agreement, charges, liens, or encumbrances, or any other assignment of rights and/or interests.

         c) Financial Statements. The Company's audited financial statements will be delivered to Buyer within 30 days of the date of this Agreement and made part of this agreement as Schedule 8(c). Such financial statements (including any related schedules and/or notes) will be true and correct in all material respects, and show all liabilities, direct and contingent, as required to be shown in accordance with the principles of GAAP. From the date of such financial statements to the date of their being provided to Buyer, there has been no material change in the assets, liabilities, financial condition, business or prospects of Seller from that reflected in such financial statements, other than changes in the ordinary course of business, including acquisitions, none of which have been, either in any case or in the aggregate, materially adverse.

         d) Title to Shares. Seller has and will convey to Buyer good and marketable title to the Shares, free and clear of any and all liens, trusts, claims, charges, restrictions, security agreements and other encumbrances of any kind or nature whatsoever.

         e) Accounts Receivable and Inventories. All accounts receivable of the Company reflected on the Company's most current balance sheet are within a 90 day aging period, represent amounts due in the ordinary course of business, and are collectible.

         f) Tax Filings and Payment. The Company has filed all federal, state and local governmental tax returns required to be filed in accordance with applicable law and has paid all taxes and assessments (including, without limitation, income, excise, unemployment, social security, occupation, franchise, property, sales, and import taxes, duties or charges and all penalties and interest in respect thereto) required to have been paid to date.

         g) Litigation. Except as set forth on Schedule 8(g), there are no legal, quasi-judicial or administrative actions, suits or proceedings of any kind or nature now pending or threatened before any court or administrative body in any manner involving the Company or any of its assets or shares of capital stock, or which may adversely affect the power or authority of Seller to transfer the Shares in accordance with this Agreement.

         h) No Breach. The consummation of the transactions made by this Agreement and compliance with the provisions hereof will not conflict with or result in a breach of the terms, conditions or provisions of, any order of any court or other agency of government, the charter or bylaws of either Company, or any note, debenture, mortgage, loan agreement or other instrument to which Seller or either Company is a party, or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever on any of the assets of the Company.

         i) No Broker. No broker, finder or other intermediary has acted on behalf of Seller in connection with the transactions contemplated herein, or is owed any fee or other compensation as a result of this transaction, except that a referral/ finder's fee will be paid, in the form of SFAD Common Stock, to the referring individual.

         j) Compliance with Hazardous Materials Laws. The Company is in compliance with all applicable laws, rules and regulations regarding the handling of hazardous substances, and has secured all necessary permits, licenses, and approvals necessary to their operations. Such permits are currently valid and the Company is in compliance with such permits.

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         k) Compliance with Laws. The Company has complied with, and is not in violation of, any federal, state or local statutes, laws or regulations applicable to the conduct of its business.

         l) Survival. All representations and warranties contained herein will survive the consummation of the transactions made by this Agreement.

         m) Indemnity. Seller agrees to indemnify and hold Buyer harmless from and against any and all losses, claims, demands, liabilities, suits, actions, costs and expenses (including, without limitation, reasonable attorneys' fees, expenses and court costs) arising out of the inaccuracy of any of Seller's representations or warranties contained herein. If Buyer receives any notice or claim of liability against which Buyer would be indemnified hereunder, Buyer shall promptly give Seller written notice of such claim and Seller shall have 30 days from receipt of such notice to pay the claim or provide Buyer with written verification that the claim is being disputed along with a check in the amount of 100% of the claim which amount will be held in escrow by Buyer's attorney until final resolution of the matter.

8. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in Palm Beach County, Florida, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration shall be conducted before and by a single arbitrator selected by the parties. If the parties have not selected an arbitrator within 10 days of written demand for arbitration, the arbitrator shall be selected by the American Arbitration Association pursuant to the then current rules of that Association. The expenses of arbitration shall be divided equally between the parties. The duty to arbitrate shall survive the cancellation or termination of this Agreement.

9. Miscellaneous.

         a) Headings. The subject headings used in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

         b) Modifications and Waiver. This Agreement constitutes the full and accurate understanding and agreement between the parties pertaining to its entire subject matter and supersedes all prior agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver or a waiver of any future or past breach or violation of any such provision or of any other provision. No waiver shall be binding unless executed in writing by the party making the waiver.

         c) Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

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         d) Further Assurances. The parties will execute and deliver such further documents and take such further actions as may reasonably be requested by counsel for any party in order more fully to carry out the intentions of this Agreement.

         e) Attorney's Fees. Each Party will assume their own legal costs associated with entering into this Stock Purchase Agreement transaction. If future litigation would occur, relating to this Agreement, in addition to all other remedies available to either party hereto, the prevailing party in any proceeding brought by reason of any breach, or alleged breach, of this Agreement shall be entitled to recover reasonable attorneys' fees and costs.

         f) Notices. Any notice, communication, request, reply or advice hereunder (a "Notice") must be in writing and may be given by registered or certified mail, with return receipt requested, or by hand delivery or facsimile. Notice deposited in the mail as set forth above shall be effective three business days after it is so deposited. Notice given in any other manner shall be effective when received by the party to whom it is given. For purposes of notice, the addresses of the parties shall be as follows:

Seller:                    Bruce Ross
                           _________________________
                           _________________________


Buyer:                     Safe Technologies International, Inc.
                           125 Worth Avenue, Suite 113
                           Palm Beach, Florida, 33480

         g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         h) Counterparts. This Agreement may be executed in any number of counterparts each one of which shall be deemed an original.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



SELLER:      /s/ Bruce Ross                                     8/2/03
             -------------------                                ------------
             Bruce Ross                                         Date




BUYER:       Safe Technologies International, Inc.


             By: /s/ Bradford L. Tolley                         8/2/03
                --------------------------                      -----------
                Secretary                                       Date